UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2008

POMEROY IT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20022	31-1227808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Petersburg Road, Hebron, KY 41048
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (859) 586-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

On April 15, 2008, Pomeroy IT Solutions, Inc. amended its credit facility with GE Commercial Distribution Finance Corporation  ("GECDF") by entering into Amendment No. 5 to Amended and Restated Credit Facilities Agreement dated as of June 25, 2004, as amended by Amendment No. 1 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of March 31, 2006, as amended by Amendment No. 2 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of April 13, 2006, as amended by Amendment No. 3 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of June 23, 2006, and as amended or by Amendment No. 4 to Amended and Restated Credit Facilities Agreement dated as of June 25, 2007, as further amended or modified from time to time (the "Loan Agreement").  The Amendment No. 5 (with Waiver) is effective as of April 15, 2008.

The primary provisions of Amendment No. 5 are:

(i)  to decrease the total credit facility to $68.7MM (previously $100MM), with a maximum of $68.7MM (previously $80.0MM) for inventory financing and revolver; and

(ii)  to revise the participating lenders so that as amended GECDF (also known as the "Agent") will extend 72.803% of the credit with National City Bank continuing to extend 27.2197% of the credit.

Further, as stated in the Company’s Form 10-K Annual Report, which was filed with the SEC on March 26, 2008, the Loan Agreement subjects the Company to various financial covenants, which include maintaining a minimum level of tangible net worth, maintaining a minimum fixed charge coverage ratio, restricting the level of funded indebtedness to EBITDA, and restricting the amount of net loss after tax.  As of January 5, 2008, and April 5, 2008, the Company was in violation of its financial covenants under the Loan Agreement, but such violations for both the fiscal year end and the first quarter of fiscal 2008 are effectively waived by the lenders under Amendment No. 5.  In addition, there is an amendment fee, payable by the Company, of $50,000.

The foregoing summary is qualified in its entirety by reference to the text of the Amendment No. 5, which is filed as an exhibit and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Amendment No. 5 to Amended and Restated Credit Facilities Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POMEROY IT SOLUTIONS, INC.

Date: April 17, 2008	By: /s/ Keith R. Coogan

Keith R. Coogan, President and Chief Executive Officer